Exhibit 10.54

                      AMENDMENT NO. 1 TO SECURED TERM NOTE


     THIS AMENDMENT NO. 1 TO SECURED TERM NOTE (the "Amendment") is hereby entered into as of the 19th day of March, 2001, between PHC OF MICHIGAN, INC., a Massachusetts corporation ("Borrower"), and HELLER HEALTHCARE FINANCE, INC. (f/k/a HEALTHCARE FINANCIAL PARTNERS - FUNDING II, L.P.), a Delaware limited partnership ("Lender").


     WHEREAS, Borrower has executed that certain Secured Term Note (the "Note" dated March 12, 1997 in the principal sum of One Million One Hundred and 00/100 Dollars($110,000.00) in favor of Lender.

     WHEREAS, Borrower and Lender desire to amend the Note pursuant to the terms and conditions of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Note.

     2. Borrower and Lender affirm that, as of the date of this Amendment, the outstanding principal balance under the Note is Seven Hundred Seventy Nine Thousand One Hundred Sixty Six and 65/100 Dollars ($779,166.65).

     3. Section 2 of the Note is hereby amended and restated in its entirety to read as follows:

     "2. Principal and Interest. Borrower promises to pay to Lender interest on the Principal Sum at a fluctuating rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate plus five percent (Prime plus 5.00%) (the "Base Rate"), provided that after an Event of Default such rate shall be equal to the Base Rate plus five percent (5%). For purposes of the foregoing, the term "Prime Rate" means that rate of interest designated as such by Fleet National Bank of Connecticut, N.A., or any successor thereto, as the same may from time to time fluctuate.

               On April 30, 2001, and on the last Business Day of each month thereafter through and including June 30, 2001, Borrower will make one of three (3) equal monthly installment payments of principal, each of which is equal to Ten Thousand and 00/100 Dollars ($10,000.00) per installment, together with accrued interest on each such installment calculated at the Base Rate. On July 31, 2001, and on the last Business Day of each month thereafter through and including February 28, 2003, Borrower will make one of twenty (20) equal monthly



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               installment  payments  of  principal,  each of  which is equal to
               Twenty Thousand and 00/100 Dollars  ($20,000.00) per installment,
               together   with  accrued   interest  on  each  such   installment
               calculated at the Base Rate. On March 12, 2003 (the "Maturity Date") Borrower shall make a balloon principal installment of the then remaining principal of Three Hundred Forty-Nine Thousand One Hundred Sixty-Six and 65/100 Dollars ($349,166.65), together with all accrued and unpaid interest. After the Maturity Date and until the entire Principal Sum shall be paid in full, the amount of the Principal Sum then outstanding shall bear interest, payable on demand, at the Base Rate plus five percent (5%), but in no event to exceed the maximum lawful rate."

     4. Borrower hereby (a) confirms that all of the representations and warranties set forth in Section 10 of the Note ("Representations") are true and correct with respect to such Borrower, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

     5. Borrower hereby confirms that no Event of Default exists as are defined in Section 12 of the Note ("Events of Default"). -

     6. This Amendment may be executed in several counterparts, and each copy so executed shall be deemed an original.

     7. Except as expressly stated in this Amendment, the terms, conditions, and provisions of the Note, as amended by this Amendment, shall remain in full force and effect and shall not be modified or otherwise effected by the execution of this Amendment.

     8. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.



                                [SIGNATURES FOLLOWS)






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     IN WITNESS  WHEREOF,  the parties have executed or caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        BORROWER:

Attest:                                 PHC OF MICHIGAN, INC.
(Seal)                                  a Massachusetts corporation


By:  /s/  Paula C. Wurts                By:  /s/  Bruce A. Shear
Name      Paula C. Wurts                Name:     Bruce A. Shear
Title:    Chief Financial officer       Title:    President











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